
                                                                    EXHIBIT 10.1

                          SALE AND SERVICING AGREEMENT

                                      among

                  NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A,
                                     Issuer,

                     NATIONAL CITY VEHICLE RECEIVABLES INC.,
                                   Depositor,

                               NATIONAL CITY BANK,
                 Seller, Servicer, Administrator and Custodian,

                                       and

                              THE BANK OF NEW YORK,
                                Indenture Trustee

                          Dated as of February 1, 2004

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                                TABLE OF CONTENTS

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                                                                                                             PAGE
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                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.     Definitions.............................................................................      1
Section 1.02.     Other Definitional Provisions...........................................................     20

                                   ARTICLE II
                            CONVEYANCE OF RECEIVABLES

Section 2.01.     Conveyance of Receivables...............................................................     22

                                   ARTICLE III
                                 THE RECEIVABLES

Section 3.01.     Representations and Warranties of the Seller............................................     24
Section 3.02.     Representations and Warranties of the Depositor.........................................     24
Section 3.03.     Repurchase Upon Breach..................................................................     25
Section 3.04.     Custody of Receivable Files.............................................................     25
Section 3.05.     Duties of Servicer as Custodian.........................................................     25
Section 3.06.     Instructions; Authority to Act..........................................................     26
Section 3.07.     Custodian's Indemnification.............................................................     26
Section 3.08.     Effective Period and Termination........................................................     27

                                   ARTICLE IV
                   ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 4.01.     Duties of Servicer......................................................................     28
Section 4.02.     Collection of Receivable Payments; Modifications of Receivables.........................     29
Section 4.03.     Realization upon Receivables............................................................     29
Section 4.04.     [Reserved]..............................................................................     30
Section 4.05.     Maintenance of Security Interests in Financed Vehicles..................................     30
Section 4.06.     Covenants of Servicer...................................................................     30
Section 4.07.     Purchase of Receivables Upon Breach.....................................................     31
Section 4.08.     Servicing Fee...........................................................................     31
Section 4.09.     Servicer's Certificate..................................................................     31
Section 4.10.     Annual Statement as to Compliance; Notice of Servicer Termination Event.................     32
Section 4.11.     Annual Independent Accountants' Report..................................................     32
Section 4.12.     Access to Certain Documentation and Information Regarding Receivables...................     32
Section 4.13.     Term of Servicer........................................................................     33
Section 4.14.     Access to Information Regarding Trust and Basic Documents...............................     33
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                                       i
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                                    ARTICLE V
                  DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

Section 5.01.     Establishment of Accounts...............................................................     34
Section 5.02.     Collections.............................................................................     36
Section 5.03.     Application of Collections..............................................................     36
Section 5.04.     Purchase Amounts........................................................................     37
Section 5.05.     Permitted Withdrawals from Collection Account...........................................     37
Section 5.06.     Distributions...........................................................................     37
Section 5.07.     Reserve Account.........................................................................     40
Section 5.08.     Statements to Securityholders...........................................................     41
Section 5.09.     Net Deposits............................................................................     42

                                   ARTICLE VI
                                  THE DEPOSITOR

Section 6.01.     Representations of Depositor............................................................     43
Section 6.02.     Corporate Existence.....................................................................     44
Section 6.03.     Liability of Depositor; Indemnities.....................................................     44
Section 6.04.     Merger or Consolidation of, or Assumption of the Obligations of, Depositor..............     44
Section 6.05.     Limitation on Liability of Depositor and Others.........................................     45
Section 6.06.     Depositor May Own Securities............................................................     45
Section 6.07.     Depositor to Provide Copies of Relevant Securities Filings..............................     45
Section 6.08.     Amendment of Depositor's Organizational Documents.......................................     45
Section 6.09.     Separateness Covenants..................................................................     45

                                   ARTICLE VII
                                  THE SERVICER

Section 7.01.     Representations of Servicer.............................................................     46
Section 7.02.     Indemnities of Servicer.................................................................     47
Section 7.03.     Merger or Consolidation of, or Assumption of the Obligations of, Servicer...............     48
Section 7.04.     Limitation on Liability of Servicer and Others..........................................     48
Section 7.05.     [Reserved]..............................................................................     49
Section 7.06.     Servicer Not to Resign..................................................................     49

                                  ARTICLE VIII
                                     DEFAULT

Section 8.01.     Servicer Termination Events.............................................................     50
Section 8.02.     Consequences of a Servicer Termination Event............................................     50
Section 8.03.     Appointment of Successor Servicer.......................................................     51
Section 8.04.     Notification to Securityholders.........................................................     52
Section 8.05.     Waiver of Past Defaults.................................................................     52
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                                       ii
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
                                   ARTICLE IX
                                   TERMINATION

Section 9.01.     Optional Purchase of All Receivables....................................................     53

                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.01.    Amendment...............................................................................     54
Section 10.02.    Protection of Title to Trust............................................................     55
Section 10.03.    Notices.................................................................................     57
Section 10.04.    Assignment by the Depositor or the Servicer.............................................     57
Section 10.05.    Limitations on Rights of Others.........................................................     57
Section 10.06.    Severability............................................................................     57
Section 10.07.    Counterparts............................................................................     57
Section 10.08.    Headings................................................................................     57
Section 10.09.    GOVERNING LAW...........................................................................     58
Section 10.10.    Assignment by Issuer....................................................................     58
Section 10.11.    Nonpetition Covenants...................................................................     58
Section 10.12.    Limitation of Liability of Owner Trustee and Indenture Trustee..........................     58

Schedule A            [Reserved]
Schedule B            Final Schedule of Receivables
Schedule C            Location of Receivable Files

Exhibit A             Representations and Warranties of the Seller under
                      Section 3.02 of the Receivables Purchase Agreement
Exhibit B             Form of Payment Date Statement to Securityholders
Exhibit C             Form of Servicer's Certificate
Exhibit D-1           Extension Policy
Exhibit D-2           Form of Dealer Agreement
Exhibit D-3           Form of Assignment
Exhibit E             [Reserved]
Exhibit F             Perfection Representations, Warranties and Covenants

         This SALE AND SERVICING AGREEMENT, dated as of February 1, 2004, among NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A, a Delaware statutory trust (the "Issuer"), NATIONAL CITY VEHICLE RECEIVABLES INC., a Delaware corporation (the "Depositor"), NATIONAL CITY BANK, a national banking association, as servicer (in such capacity, the "Servicer"), as seller to the Depositor (in such capacity, the "Seller"), as administrator (in such capacity, the "Administrator") and as custodian (in such capacity, the "Custodian") and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

         WHEREAS, the Issuer desires to purchase from the Depositor a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts and retail installment loans originated or purchased by National City Bank in the ordinary course of its business and sold by National City Bank to the Depositor;

         WHEREAS, the Depositor is willing to sell such receivables to the Issuer;

         WHEREAS the Issuer is willing to pledge such receivables to the Indenture Trustee; and

         WHEREAS, National City Bank is willing to service such receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Administration Agreement" shall mean the Owner Trust Administration Agreement dated as of February 1, 2004, among National City Auto Receivables Trust 2004-A, as the Trust, National City Bank, as Owner Trust Administrator, and The Bank of New York, as Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Affiliate" means. as to any Person, any other Person controlling, controlled by or under common control with such Person.

         "Aggregate Net Losses" means, for any Payment Date, the amount equal to the aggregate Principal Balance of all Receivables that were designated as Liquidated Receivables during the related Collection Period minus the Liquidation Proceeds allocable to principal collected during such Collection Period with respect to any Receivables designated as Liquidated Receivables and minus any Recoveries allocable to principal collected during that Collection Period with respect to any Receivable designated a Liquidated Receivable.

         "Agreement" means this Sale and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicle.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of interest stated in the related Contract.

         "Available Collections" means, for each Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (a) that portion of all collections on the Receivables allocable to interest, (b) that portion of all collections on the Receivables allocable to principal, (c) Liquidation Proceeds for such Collection Period to the extent allocable to interest, (d) Liquidation Proceeds for such Collection Period to the extent allocable to principal, (e) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable, (f) that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period, (g) Recoveries for such Collection Period, (h) Investment Earnings for the related Payment Date,
(i) Net Investment Losses required to be deposited by the Servicer, and (j) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided, however, that in calculating the Available Collections the following will be excluded: (a) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; and (b) any late fees, prepayment charges, extension fees, charges for checks returned for insufficient funds and other administrative fees and expenses or similar charges allowed by applicable law and the terms of the Receivables, collected by and payable to the Servicer during the related Collection Period.

         "Available Funds" means, for each Payment Date, the sum of (a) the Available Collections for such Payment Date and (b) the Reserve Account Withdrawal Amount, if any, for such Payment Date.

         "Average Net Loss Ratio" means, for any Payment Date, the average of the Net Loss Ratios for such Payment Date and the preceding two Payment Dates.

         "Basic Documents" means the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement and the Note Depository Agreement and other documents and certificates delivered in connection therewith.

         "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or any other day on which national banking institutions, commercial banking institutions or trust companies in the States of New York, Ohio or Delaware are authorized or required by law, executive order or governmental decree to be closed.

         "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust, executed and countersigned as provided in the Trust Agreement and substantially in the form set forth in Exhibit A therein.

         "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

         "Certificateholder" or "Holder" shall mean a Person in whose name a Certificate is registered.

         "Class" means any one of the classes of Notes.

         "Class A Monthly Principal Distributable Amount" means, with respect to any Payment Date, the sum of (a) the lesser of (i) the Monthly Principal Distributable Amount or (ii) the excess of the Outstanding Amount of the Class A-1 Notes on that Payment Date over any Class A Principal Carryover Shortfall (in each case, before giving effect to any payments made to Class A Noteholders on that Payment Date) and (b) the Class A Percentage of the Monthly Principal Distributable Amount reduced by amounts allocated in clause (a) of this definition; provided, however, that the Class A Monthly Principal Distributable Amount shall not exceed the excess of the Outstanding Amount of the Class A Notes over the Class A Principal Carryover Shortfall.

         "Class A Note" means any Class A-1 Note, Class A-2 Note, Class A-3 Note or Class A-4 Note.

         "Class A Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-1 Interest Distributable Amount for such Payment Date, the Class A-2 Interest Distributable Amount for such Payment Date, the Class A-3 Interest Distributable Amount for such Payment Date and, the Class A-4 Interest Distributable Amount for such Payment Date.

         "Class A Percentage" means a fraction, expressed as a percentage, the numerator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance and the Initial Class A-4 Note Balance, and the denominator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class B Note Balance and the Initial Class C Note Balance; provided, however, that, unless the Class A Notes have been paid in full, for any Payment Date as of which the Average Net Loss Ratio is greater than or equal to 4.50%, the Class A Percentage shall be 100%; provided further that, on any Payment Date after the Class A Notes have been paid in full, the Class A Percentage shall be 0%.

         "Class A Principal Carryover Shortfall" means, with respect to any Payment Date after the initial Payment Date, the amount, if any, by which the sum of the Class A Monthly Principal Distributable Amount for the preceding Payment Date and any outstanding Class A Principal Carryover Shortfall on that preceding Payment Date exceeds the amount in respect of principal on the Class A Notes actually paid to the Class A Noteholders on that preceding Payment Date.

         "Class A Principal Distributable Amount" means, with respect to any Payment Date, the sum of the Class A Monthly Principal Distributable Amount for that Payment Date and the Class A Principal Carryover Shortfall for that Payment Date; provided, however, that the Class A Principal Distributable Amount on any Payment Date shall not exceed the Outstanding Amount of the Class A Notes on that Payment Date; and provided further that, on the Final Scheduled Payment Date of any Class of Class A Notes, the Class A Principal Distributable Amount shall not be less than the amount that is necessary to pay that class of Class A Notes in full.

         "Class A Uncapped Monthly Principal Distributable Amount" means, with respect to any Payment Date, the sum of (a) the lesser of (i) the Monthly Principal Distributable Amount (ii) the excess of the Outstanding Amount of the Class A-1 Notes on that Payment Date over any Class A Principal Carryover Shortfall (in each case, before giving effect to any payments made to Class A Noteholders on that Payment Date) and (b) the Class A Percentage of the Monthly Principal Distributable Amount reduced by amounts allocated in clause (a) of this definition.

         "Class A-1 Final Scheduled Payment Date" means the Payment Date in February 2005.

         "Class A-1 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-1 Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class A-1 Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-1 Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-1 Rate.

         "Class A-1 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-1 Monthly Interest Distributable Amount for such Payment Date and the Class A-1 Interest Carryover Shortfall for such Payment Date.

         "Class A-1 Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to and including the day immediately prior to such Payment Date, on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all distributions of principal to the Class A-1 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

         "Class A-1 Note Balance" means, as of any date of determination, the Initial Class A-1 Note Balance less all amounts distributed to Class A-1 Noteholders on or prior to such date and allocable to principal.

         "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

         "Class A-1 Notes" means the 1.10% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

         "Class A-1 Rate" means 1.10% per annum.

         "Class A-2 Final Scheduled Payment Date" means the Payment Date in February 2007.

         "Class A-2 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-2 Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class A-2 Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-2 Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-2 Rate.

         "Class A-2 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-2 Monthly Interest Distributable Amount for such Payment Date and the Class A-2 Interest Carryover Shortfall for such Payment Date.

         "Class A-2 Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class A-2 Notes at the Class A-2 Rate on the Outstanding Amount of the Class A-2 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all distributions of principal to the Class A-2 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

         "Class A-2 Notes" means the 1.50% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.

         "Class A-2 Rate" means 1.50% per annum.

         "Class A-3 Final Scheduled Payment Date" means the Payment Date in July 2008.

         "Class A-3 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-3 Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class A-3 Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-3 Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-3 Rate.

         "Class A-3 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-3 Monthly Interest Distributable Amount for such Payment Date and the Class A-3 Interest Carryover Shortfall for such Payment Date.

         "Class A-3 Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class A-3 Notes at the Class A-3 Rate on the Outstanding Amount of the Class A-3 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all distributions of principal to the Class A-3 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

         "Class A-3 Notes" means the 2.11% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

         "Class A-3 Rate" means 2.11% per annum.

         "Class A-4 Final Scheduled Payment Date" means the Payment Date in May 2011.

         "Class A-4 Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-4 Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class A-4 Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-4 Notes actually deposited in the Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-4 Rate.

         "Class A-4 Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-4 Monthly Interest Distributable Amount for such Payment Date and the Class A-4 Interest Carryover Shortfall for such Payment Date.

         "Class A-4 Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all distributions of principal to the Class A-4 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

         "Class A-4 Notes" means the 2.88% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

         "Class A-4 Rate" means 2.88% per annum.

         "Class B Final Scheduled Payment Date" means the Payment Date in May 2011.

         "Class B Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class B Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class B Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class B Notes actually deposited in the
Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class B Rate.

         "Class B Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all distributions of principal to the Class B Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class B Monthly Principal Distributable Amount" means with respect to any Payment Date, the sum of (a) the Class B Percentage of an amount equal to
(i) the Monthly Principal Distributable Amount for that Payment Date less, (ii) the amount allocated in clause (a) of the definition of "Class A Monthly Principal Distributable Amount" and (b) the excess, if any, of the Class A Uncapped Monthly Principal Distributable Amount over the Class A Monthly Principal Distributable Amount; provided, however, that the Class B Monthly Principal Distributable Amount shall not exceed the excess of the Outstanding Amount of the Class B Notes over the Class B Principal Carryover Shortfall.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class B Monthly Interest Distributable Amount for such Payment Date and the Class B Interest Carryover Shortfall for such Payment Date.

         "Class B Notes" means the 2.45% Asset Backed Notes, Class B, substantially in the form of Exhibit B to the Indenture.

         "Class B Percentage" means a fraction, expressed as a percentage, the numerator of which is the Initial Class B Note Balance, and the denominator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class B Note Balance and the Initial Class C Note Balance; provided, however, on any Payment Date as of which the Average Net Loss Ratio is greater than or equal to 4.50%, if the Class A Notes have been paid in full, the Class B Percentage shall be 100%; otherwise, the Class B Percentage shall be zero. Notwithstanding the above, on any Payment Date after the Class A Notes have been paid in full and the Average Net Loss Ratio is less than 4.50%, the Class B Percentage means a fraction, expressed as a percentage, the numerator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance and the Initial Class B Note Balance, and the denominator of which is the sum of the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class B Note Balance and the Initial Class C Note Balance; provided that, on any Payment Date after the Class B Notes have been paid in full, the Class B Percentage shall be zero.

         "Class B Principal Carryover Shortfall" means, with respect to any Payment Date after the initial Payment Date, the amount, if any, by which the sum of the Class B Monthly Principal Distributable Amount for the preceding Payment Date and any outstanding Class B Principal Carryover Shortfall on that preceding Payment Date exceeds the amount in respect of principal on the Class B Notes actually paid to the Class B Noteholders on that preceding Payment Date.

         "Class B Principal Distributable Amount" means, with respect to any Payment Date, the sum of the Class B Monthly Principal Distributable Amount for that Payment Date and the Class B Principal Carryover Shortfall for that Payment Date; provided, however, that the Class B Principal Distributable Amount on any Payment Date shall not exceed the Outstanding Amount of the Class B Notes on that Payment Date; and provided further that, on the Final Scheduled Payment Date of the Class B Notes, the Class B Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class B Notes in full.

         "Class B Rate" means 2.45% per annum.

         "Class C Final Scheduled Payment Date" means the Payment Date in May 2011.

         "Class C Interest Carryover Shortfall" means, with respect to any Payment Date, the amount, if any, by which the sum of the Class C Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Class C Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class C Notes actually deposited in the
Note Interest Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class C Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class C Rate.

         "Class C Monthly Interest Distributable Amount" means, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs, on the Class C Notes at the

Class C Rate on the Outstanding Amount of the Class C Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing
Date), after giving effect to all distributions of principal to the Class C Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class C Monthly Principal Distributable Amount" means with respect to any Payment Date, the sum of (a) the Monthly Principal Distributable Amount, less (b) the Class A Monthly Principal Distributable Amount, less (c) the Class B Monthly Principal Distributable Amount.

         "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

         "Class C Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class C Monthly Interest Distributable Amount for such Payment Date and the Class C Interest Carryover Shortfall for such Payment Date.

         "Class C Notes" means the 2.99% Asset Backed Notes, Class C, substantially in the form of Exhibit C to the Indenture.

         "Class C Principal Carryover Shortfall" means, with respect to any Payment Date after the initial Payment Date, the amount, if any, by which the sum of the Class C Monthly Principal Distributable Amount for the preceding Payment Date and any outstanding Class C Principal Carryover Shortfall on that preceding Payment Date exceeds the amount in respect of principal on the Class C Notes actually paid to the Class C Noteholders on that preceding Payment Date.

         "Class C Principal Distributable Amount" means, with respect to any Payment Date, the sum of the Class C Monthly Principal Distributable Amount for that Payment Date and the Class C Principal Carryover Shortfall for that Payment Date; provided, however, that the Class C Principal Distributable Amount on any Payment Date shall not exceed the Outstanding Amount of the Class C Notes on that Payment Date: and provided further that, on the Final Scheduled Payment Date of the Class C Notes, the Class C Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class C Notes in full.

         "Class C Rate" means 2.99% per annum.

         "Closing Date" means February 25, 2004.

         "Collateral" has the meaning specified in the Granting Clause of the Indenture.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

         "Collection Period" means, with respect to the first Payment Date, the calendar month ending on February 29, 2004, and, with respect to each subsequent Payment Date, the calendar month preceding such Payment Date. Any amount stated as of the last day of a Collection

Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (i) all applications of collections and (ii) all distributions to be made on the following Payment Date.

         "Contract" means a motor vehicle retail installment sale contract or a motor vehicle retail installment loan contract, including, without limitation, the provisions thereof constituting a security agreement.

         "Controlling Party" means (i) if the Notes have not been paid in full, the Indenture Trustee acting at the direction of at least a majority in Outstanding Amount of the Noteholders and (ii) if the Notes have been paid in full, the Owner Trustee for the benefit of the Holders of the Certificates.

         "Conveyed Assets" shall have the meaning set forth in Section 2.01.

         "Corporate Trust Administration Department" shall have the meaning set forth in the Trust Agreement.

         "Corporate Trust Office" shall have the meaning set forth in the Indenture.

         "Cram Down Loss" means any loss resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding that reduces the amount owed on a Receivable or otherwise modifies or restructures the scheduled payments to be made thereon. The amount of any such Cram Down Loss will equal the excess of (i) the Principal Balance of the Receivable immediately prior to such order over (ii) the Principal Balance of such Receivable as so reduced, modified or restructured. A Cram Down Loss will be deemed to have occurred on the date on which the Servicer receives notice of such order.

         "Custodian" means National City Bank, in its capacity as custodian of the Receivables.

         "Cutoff Date" means the beginning of business on February 1, 2004.

         "Dealer" means the dealer that sold a Financed Vehicle and through which National City or National City Michigan originated the related Receivable or that originated the related Receivable and assigned it to National City or National City Michigan pursuant to a Dealer Agreement or form of assignment, as applicable.

         "Dealer Agreement" means an agreement between National City or National City Michigan and a Dealer pursuant to which such Dealer sells Contracts to National City or National City Michigan, as applicable, or pursuant to which National City or National City Michigan originates Contracts through such Dealer, substantially in the form of Exhibit D-2 hereto.

         "Delivery" when used with respect to Trust Account Property means:

         (a)      with respect to any "instruments" within the meaning of
Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof
(i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

         (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and continuously identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

         (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either (i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges in writing that it holds for the Indenture Trustee; and

         (d) with respect to any item of Trust Account Property that is a security entitlement causing the securities intermediary to indicate on its books and records that such security entitlement has been credited to a securities account of the Indenture Trustee.

         "Depositor" means National City Vehicle Receivables Inc. and its successors in interest.

         "Determination Date" means, with respect to each Payment Date, the earlier of (i) the eleventh calendar day of the month in which such Payment Date occurs (or if such eleventh day is not a Business Day, the next succeeding Business Day) and (ii) the third Business Day preceding such Payment Date.

         "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

         "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State, that (i) has either
(A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "A2" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of at least "A-1+" by Standard & Poor's and "Prime-1" by Moody's and (ii) the deposits of which are insured by the FDIC.

         "Eligible Investments" means securities, negotiable instruments or security entitlements, excluding any security with an "r" attached to the rating thereof, that evidence:

         (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

         (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

         (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

         (d) investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

         (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

         (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; and

         (g) any other investment with respect to which the Rating Agency Condition is met and the Issuer, the Indenture Trustee or the Servicer has received written notification from each Rating Agency that the acquisition of such investment will not result in a reduction, withdrawal or downgrade of the then-current rating of any Class of Notes.

         "Eligible Servicer" means National City or any other Person that at the time of its appointment as Servicer (i) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans,
(ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans similar to the Receivables with reasonable skill and care and
(iv) has a minimum net worth of $50,000,000.

         "Extension Policy" means the policies of the Servicer with respect to granting extensions on the Contracts as set forth on Exhibit D-1 hereto.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "Final Scheduled Payment Date" means the Class A-1 Final Scheduled Payment Date, the Class A-2 Final Scheduled Payment Date, the Class A-3 Final Scheduled Payment Date, the Class A-4 Final Scheduled Payment Date, the Class B Final Scheduled Payment Date or the Class C Final Scheduled Payment Date, as applicable.

         "Financed Vehicle" means a new or used automobile, light-duty truck, van, minivan or sport utility vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

         "First Priority Principal Distribution Amount" means, with respect to any Payment Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes (as of the day immediately preceding such Payment Date) over
(y) the Pool Balance for such Payment Date.

         "Fitch" means Fitch Ratings, Inc. or any successor thereto.

         "Indenture" means the Indenture, dated as of February 1, 2004, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Initial Class A-1 Note Balance" means $178,000,000.

         "Initial Class A-2 Note Balance" means $197,000,000.

         "Initial Class A-3 Note Balance" means $240,000,000.

         "Initial Class A-4 Note Balance" means $200,020,000.

         "Initial Class B Note Balance" means $36,650,000.

         "Initial Class C Note Balance" means $10,785,978.

         "Initial Pool Balance" means an amount equal to the aggregate Principal Balance, as of the Cutoff Date, of the Receivables listed on Schedule B hereto.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Interest Period" means, with respect to the Class A-1 Notes, the period from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, the Closing Date) to and including the day before the Payment Date and, with respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the period from and including the 15th day of the preceding calendar month (or, in the case of the first Payment Date, the Closing Date) to and including the 14th day of the calendar month in which such Payment Date occurs.

         "Investment Earnings" means, with respect to any Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Collection Account and the Reserve Account to be applied on such Payment Date pursuant to Section 5.01(g).

         "Issuer" means National City Auto Receivables Trust 2004-A.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

         "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the Servicer has determined in accordance with its collection policies that all amounts that it expects to receive with respect to the Receivable have been received or (iii) the end of the Collection Period in which the Receivable becomes 120 days or more past due.

         "Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during or after the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses of the Servicer reasonably allocated to such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

         "Minimum Required Rating" means, with respect to National City, a short-term unsecured debt rating equal to or greater than "Prime-1" by Moody's and "A-1" by Standard & Poor's.

         "Monthly Principal Distributable Amount" means, for any Payment Date, an amount equal to the excess, if any, of (a) the Pool Balance as of the first day of the related Collection Period (before giving effect to any reduction in the Pool Balance on that day) over (b) the Pool Balance as of the last day of the related Collection Period (after giving effect to any reduction in the Pool Balance on that day); provided, however, that the Monthly Principal Distributable Amount shall not be greater on any Payment Date than the excess of
(a) (i) the Note Balance on that Payment Date (before giving effect to any payments made to Noteholders on that Payment Date) minus (ii) the aggregate of the Class A Principal Carryover Shortfall, the Class B Principal Carryover Shortfall and the Class C Principal Carryover Shortfall for that Payment Date, over (b) the Pool Balance as of the last day of the related Collection Period (after giving effect to any reduction in the Pool Balance on that day).

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "National City" means National City Bank, a national banking association.

         "National City Michigan" means National City Bank of Michigan/Illinois, a national banking association.

         "Net Investment Losses" means, with respect to a Trust Account and any Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.01(g) exceeds the aggregate of all interest and other income realized during such period on such funds.

         "Net Loss Ratio" means, for any Payment Date, the ratio expressed as an annualized percentage of (i) the Aggregate Net Losses for such Payment Date, to
(ii) the Pool Balance on the last day of the second Collection Period preceding the Collection Period in which such Payment Date occurs.

         "Note Balance" means, as of any date of determination, an amount equal to the sum of (i) the Initial Class A-1 Note Balance, (ii) the Initial Class A-2 Note Balance, (iii) the Initial Class A-3 Note Balance, (iv) the Initial Class A-4 Note Balance, (v) the Initial Class B Note Balance and the Initial Class C Note Balance, less all amounts distributed to Noteholders on or prior to such date and allocable to principal.

         "Note Interest Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

         "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment
Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

         "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes.

         "Noteholders" means the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class B Noteholders or the Class C Noteholders.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle, and any other Person obligated to make payments thereunder.

         "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president, any vice president, the controller or any assistant controller and (b) a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Servicer, as appropriate.

         "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor, the Servicer or the Trust, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee and which shall be at the expense of the Person required to provide such an Opinion of Counsel.

         "Outstanding Amount" means, as of any date of determination and as to any Notes, the aggregate principal amount of such Notes Outstanding (as defined in the Indenture) as of such date of determination.

         "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

         "Paid-Ahead Period" shall have the meaning ascribed thereto in Section 5.03(b).

         "Payment Date" means, with respect to each Collection Period, the fifteenth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on March 15, 2004.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

         "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

         "Pool Balance" means, with respect to any Payment Date, an amount equal to the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect (without duplication in the case of any given Receivable) to all payments of principal received from Obligors and that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period, and after adjustment (without duplication in the case of any given Receivable) for the aggregate amount of any Cram Down Losses during such Collection Period and the reduction to zero of the aggregate outstanding Principal Balance of all Receivables that became Liquidated Receivables during such Collection Period.

         "Principal Balance" means, with respect to any Receivable and a Determination Date, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of the related Collection Period, of (1) that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the Simple Interest Method, and
(2) any Cram Down Losses with respect to such Receivable.

         "Principal Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(c).

         "Purchase Amount" means, with respect to any Receivable that became a Purchased Receivable, the unpaid principal balance owed by the Obligor thereon plus unpaid interest on such amount at the applicable APR to the last day of the month of repurchase.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by or on behalf of the Servicer pursuant to Section 4.07 or by or on behalf of the Seller pursuant to Section
3.03 and the Receivables Purchase Agreement.

         "Rating Agency" means Moody's, Fitch or Standard & Poor's, as the context may require. If none of Moody's, Fitch, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall not have notified the Issuer or the Indenture Trustee in writing that such action will result in a reduction, withdrawal or down-grade of the then-current rating of any Class of Notes.

         "Realized Losses" means, as to any Payment Date, the amount, if any, by which the outstanding aggregate Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period exceeds that portion allocable to principal of all net Liquidation Proceeds received with respect to such Liquidated Receivables.

         "Receivable Files" means the following documents with respect to each Financed Vehicle:

                  (i) the fully executed original of each Receivable (together with any agreements modifying each such Receivable, including any extension agreement);

                  (ii) the original credit application, or an electronic copy thereof;

                  (iii) the original certificate of title or such other documents that the Servicer or the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle; and

                  (iv) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

         "Receivables" means any Contract listed on Schedule B (which Schedule may be in the form of microfiche or in electronic format).

         "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of February 1, 2004, between National City Bank, as seller and National City Vehicle Receivables Inc., as depositor, as the same may be amended, supplemented or otherwise modified from time to time.

         "Record Date" means (a) with respect to the Notes, as to any Payment Date, the day immediately preceding such Payment Date unless the Notes are no longer Book-Entry Notes, in which case the Record Date will be the last day of the month preceding such Payment Date, and (b) with respect to the Certificates, as to any Payment Date, the last day of the month preceding such Payment Date.

         "Recoveries" means, with respect to any Collection Period after a Collection Period in which a Receivable becomes a Liquidated Receivable, all monies received by the Servicer with respect to such Liquidated Receivable during that Collection Period, net of any fees, costs and expenses incurred by and reimbursed to the Servicer in connection with the collection of such Liquidated Receivable and any payments required by law to be remitted to the Obligor.

         "Regular Note Principal Distribution Amount" means, with respect to any Payment Date, the excess, if any, of (a) the aggregate Outstanding Amount of the Notes as of the day immediately preceding such Payment Date over (b) the Pool Balance with respect to such

Payment Date; provided, however, that the Regular Note Principal Distribution Amount on any Payment Date shall not exceed the Outstanding Amount of the Notes as of the day immediately preceding such Payment Date and provided further, that the Regular Note Principal Distribution Amount on or after the Final Scheduled Payment Date of any Class of Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class of Notes to zero; and provided further that, on the Reserve Account Pay-Down Date, the Regular Note Principal Distribution Amount shall equal the amount necessary to reduce the aggregate Outstanding Amount of the Notes to zero.

         "Reserve Account" means the account designated as such, established by the Issuer and maintained by the Indenture Trustee pursuant to Section 5.01(d).

         "Reserve Account Excess Amount" means, with respect to any Payment Date, the excess, if any, of (i) the amount on deposit in the Reserve Account on such Payment Date (after giving effect to any withdrawals therefrom or deposits therein relating to such Payment Date) over (ii) the Specified Reserve Account Balance with respect to such Payment Date.

         "Reserve Account Pay-Down Date" means the Payment Date immediately following the first Payment Date on which the amount on deposit in the Reserve Account on such Payment Date (after giving effect to any withdrawals therefrom relating to such Payment Date) is equal to or greater than the Outstanding Amount of the Notes on such Payment Date (after giving effect to payments on such Payment Date).

         "Reserve Account Withdrawal Amount" means, with respect to each Payment Date, the lesser of (a) the amount then on deposit in the Reserve Account (prior to giving effect to any withdrawals therefrom relating to any Reserve Account Excess Amount for such Payment Date) and (b) the excess, if any, of (i) the aggregate amount required to be paid pursuant to Sections 5.06(b)(i) through
(vii) on such Payment Date over (ii) the Available Collections for such Payment Date; provided that, with respect to the Payment Date occurring on the Reserve Account Pay-Down Date, the Reserve Account Withdrawal Amount shall equal the amount necessary to reduce the Outstanding Amount of the Notes to zero.

         "Reserve Initial Deposit" means $2,156,139.95.

         "Responsible Officer" means the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, or any assistant secretary of the Servicer. Responsible Officer of the Owner Trustee shall be as defined in the Indenture.

         "Scheduled Payment" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

         "Second Priority Principal Distribution Amount" means, with respect to any Payment Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date.

         "Securities" means the Notes and the Certificates.

         "Securityholders" means the Noteholders and/or the Certificateholders, as the context may require.

         "Seller" means National City and its successors in interest, as seller of the Receivables to the Depositor pursuant to the Receivables Purchase Agreement.

         "Servicer" means National City, as the servicer of the Receivables, and each successor to National City (in the same capacity) pursuant to Section 7.03 or 8.03.

         "Servicer Termination Event" shall have the meaning set forth in
Section 8.01.

         "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

         "Servicing Fee" means, with respect to any Payment Date, an amount equal to the sum of (i) the product of one-twelfth of the Servicing Fee Rate and the Pool Balance as of the first day of the related Collection Period, and (ii) any late fees, prepayment charges, extension fees, charges for checks returned for insufficient funds and other administrative fees or similar charges collected on the Receivables.

         "Servicing Fee Rate" means 1.00% per annum.

         "Simple Interest Method" means the method of allocating the monthly payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable APR, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 or 366 days, as applicable, in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment to principal.

         "Specified Reserve Account Balance" means, with respect to each Payment Date, an amount equal to the lesser of (a) 1.25% of the aggregate principal balance of the Receivables as of the Cutoff Date and (b) the greater of (i) 2.00% of the aggregate principal balance of the Receivables as of the last day of the related Collection Period and (ii) 1.00% of the aggregate principal balance of the Receivables as of the Cutoff Date; provided, however, that in no event shall the Specified Reserve Account Balance be greater than the Note Balance on that Payment Date after giving effect to all payments on that Payment Date.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Trust" means the Issuer.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical

Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

         "Trust Accounts" means the Collection Account, the Note Interest Distribution Account, Principal Distribution Account and the Reserve Account.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of February 1, 2004, between the Depositor and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Trust Officer" means, in the case of the Indenture Trustee, any Officer within the Capital Markets Fiduciary Services department of the Indenture Trustee (or any successor department), including any Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

         "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

         Section 1.02. Other Definitional Provisions.

         (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; "or" shall include "and/or"; and the term "including" shall mean "including without limitation".

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

         Section 2.01. Conveyance of Receivables.

         (a) In consideration of the Issuer's delivery to or upon the order of the Depositor of the Notes and the Certificates, the Depositor does hereby transfer, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

                  (i) the Receivables and all moneys received thereon on or after the Cutoff Date;

                  (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

                  (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or the related Obligors, including any GAP, vendor's single interest or other collateral protection insurance policy or coverage;

                  (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller, the Depositor, the Servicer or the Trust;

                  (v) the proceeds from any Servicer's errors and omissions protection policy, any fidelity bond and any blanket physical damage policy, to the extent such proceeds relate to any Financed Vehicle;

                  (vi) all documents and other items contained in the Receivable Files;

                  (vii) all of the Depositor's rights (but not its obligations) under the Receivables Purchase Agreement;

                  (viii) all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon);

                  (ix) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and

                  (x) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (ix) above, the "Conveyed Assets").

         (b) It is the intention of the parties hereto that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Conveyed Assets (for non-tax purposes) from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the parties hereto, the transfer and assignment contemplated hereby is held not to be a sale (for non-tax purposes), this Agreement shall constitute a security agreement under applicable law, and, in such event, the Depositor shall be deemed to have granted, and the Depositor hereby grants, to the Issuer a security interest in the Conveyed Assets, for the benefit of the Trust and its assignees as security for the Depositor's obligations hereunder and the Depositor consents to the pledge of the foregoing Conveyed Assets under the Indenture to the Indenture Trustee.

                                  ARTICLE III

                                 THE RECEIVABLES

         Section 3.01. Representations and Warranties of the Seller.

         (a) The Seller has made each of the representations and warranties set forth in Exhibit A hereto under the Receivables Purchase Agreement and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section 2.01 of this Agreement, the Depositor has transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of the Seller therein as set forth in Exhibit A, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Seller to acquire Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the transfer and delivery of the Receivables to the Issuer or the Custodian.

         (b) The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Seller to acquire any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Depositor.

         Section 3.02. Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture:

         (a) Title. The Depositor shall convey to the Issuer all right, title and interest of the Depositor in and to the Receivables, including all right, title and interest of the Depositor in and to the security interests in the related Financed Vehicles.

         (b) All Filings Made. The Depositor has caused all filings (including UCC filings) to be made in Delaware with respect to the sale of the Receivables to the Issuer and the pledge contemplated in the Basic Agreements to the Indenture Trustee.

         (c) Liens. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

         (a) Perfection. The Depositor further makes all the representations, warranties and covenants set forth in Exhibit F.

         Section 3.03. Repurchase Upon Breach. Each of the Depositor, the Owner Trustee, the Indenture Trustee, the Seller and the Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Seller's representations and warranties made pursuant to
Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein. Unless any such breach shall have been cured by the last day of the first Collection Period commencing after the discovery or notice thereof, the Seller shall be obligated and, if necessary, the Issuer shall enforce the obligations of the Seller under the Receivables Purchase Agreement, to purchase as of such last day any Receivable materially and adversely affected by any such breach; provided, however, that, notwithstanding the qualification of any of the Seller's representations and warranties made pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement as to the Seller's knowledge, a breach in the substance of any such representation and warranty (without giving effect to such qualification as to knowledge) shall require the Seller to perform its repurchase or cure obligations set forth in this Section 3.03. In consideration of the repurchase of any such Receivable, the Seller shall remit the Purchase Amount to the Collection Account and notify in writing the Indenture Trustee of such deposit in the manner specified in
Section 5.04. The sole remedy of the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders with respect to the unpaid balance plus accrued interest on any Receivable as to which a breach of a representation or warranty has occurred pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement or the agreement contained in this Section shall be to require the Seller to purchase such Receivable pursuant to this Section or to repurchase such Receivable pursuant to the Receivables Purchase Agreement.

         Section 3.04. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the Receivable Files, which are hereby constructively delivered by the Issuer to the Indenture Trustee.

         Section 3.05. Duties of Servicer as Custodian.

         (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files.

         (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule C to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer shall reasonably instruct, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

         (c) Release of Documents. Upon instruction from the Indenture Trustee or, if the Notes have been paid in full, from the Owner Trustee, the Servicer shall release any Receivable File to the Indenture Trustee or the Owner Trustee, as the case may be, or to the agent or designee of the Indenture Trustee or the Owner Trustee, as the case may be, at such place or places as the Indenture Trustee or the Owner Trustee, as applicable, may designate, as soon as practicable without resulting in unreasonable interference with the Servicer's normal operations or customer or employee relations. Upon the release and delivery of any such document in accordance with the instructions of the Indenture Trustee or the Owner Trustee, as the case may be, the Servicer shall be released from any further liability and responsibility under this Section
3.05 with respect to such documents and any other provision of this Agreement if the fulfillment of the Servicer's responsibilities is dependent upon possession of such documents, unless and until such time as such documents shall be returned to the Servicer. In no event shall the Servicer be responsible for any loss occasioned by the Indenture Trustee's or the Owner Trustee's failure to return any Receivable File or any portion thereof in a timely manner.

         Section 3.06. Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, of the Owner Trustee.

         Section 3.07. Custodian's Indemnification. The Servicer, as custodian, shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Trust, the Owner Trustee, the Indenture Trustee or any such officer, director, employee or agent of the Trust, the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as the case may be, or any such officer, director, employee or agent of the Trust, the Owner Trustee or the Indenture Trustee, as the case may be.

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts or omissions of such Servicer preceding such resignation or removal and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         Section 3.08. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this
Section 3.08. If the Servicer or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer or any successor Servicer shall have been terminated under Section 8.02, the appointment of such Servicer as custodian may be terminated by the Issuer, by the Indenture Trustee or by the Noteholders evidencing not less than 25% of the Controlling Class or, if no Notes are Outstanding, by Holders (other than the Seller or an Affiliate thereof) of Certificates evidencing not less than 25% of the percentage interests in the Certificates, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under
Section 8.02. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and without cause, only by written notification to the Servicer pursuant to Section
8.02. As soon as practicable after any termination of such appointment (but in no event more than ten (10) Business Days after any such termination of appointment), the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate. Notwithstanding the termination of National City as custodian, the Indenture Trustee and the Owner Trustee agree that, upon any such termination and for so long as National City remains the Servicer hereunder, the Indenture Trustee or the Owner Trustee, as the case may be, shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer for the purpose of enabling the Servicer to perform its obligations under this Agreement with respect to the servicing of the Receivables.

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

         Section 4.01. Duties of Servicer. The Servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall service the Receivables in accordance with its customary and usual procedures and consistent with the procedures employed by institutions that service motor vehicle retail installment sale contracts and motor vehicle retail installment loan contracts. The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending monthly billing statements to Obligors, reporting any required tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and performing the other duties specified herein. The Servicer also shall administer and enforce all rights of the holder of the Receivables under the Receivables and the Dealer Agreements and assignment forms. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that, notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction or as otherwise required by applicable law, execute documents that would release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. Notwithstanding the foregoing, in connection with the settlement by the Servicer of a defaulted Receivable, the Servicer may settle the account of such Receivable for less than the full amount of principal and interest due on such Receivable, if in its reasonable discretion, consistent with its customary servicing standards, it believes that the acceptance of the settlement proceeds from the related Obligor would result in the Trust or Indenture Trustee receiving a greater amount of collections than the Liquidation Proceeds that would result from repossessing and liquidating the related Financed Vehicle. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         Section 4.02. Collection of Receivable Payments; Modifications of Receivables.

         (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself and otherwise act with respect to the Receivables in such a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

         (b) The Servicer may grant payment extensions on the Receivables only to the extent permissible in its extension policy attached hereto as Exhibit D-1; provided, however, that no such extension shall extend the final payment date on any Receivable beyond the last day of the Collection Period ending six months prior to the Class C Final Scheduled Payment Date.

         (c) Upon any extension not in accordance with this Section, the Servicer shall be required to purchase the related Receivable in accordance with
Section 4.07.

         Section 4.03. Realization upon Receivables. The Servicer shall, consistent with customary servicing procedures and the terms of this Agreement, act with respect to the Receivables in such manner as, in the Servicer's reasonable judgment, will maximize the receipt of principal and interest on all Receivables and Liquidation Proceeds in respect of Liquidated Receivables. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely. The Servicer shall begin such repossession and conversion procedures as soon as practicable after default on such Receivable in accordance with its customary procedures; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In repossessing or otherwise converting the ownership of a Financed Vehicle and liquidating a Receivable, the Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.01, which practices and procedures may include the sale of the related Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize upon a Receivable; provided, however, that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its reasonable judgment that such repair or repossession shall increase the related Liquidation Proceeds by an amount materially greater than the expense for such repair or repossession. The Servicer shall be entitled to recover all expenses incurred by it that are reasonably allocated to repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of the sale of such Financed Vehicle or any deficiency obtained from the related Obligor.

         Section 4.04. [Reserved].

         Section 4.05. Maintenance of Security Interests in Financed Vehicles.

         (a) The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle, or for any other reason. In the event that the assignment of a Receivable to the Indenture Trustee is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Indenture Trustee, the Servicer hereby agrees that the designation of National City as the secured party on the certificate of title is in its capacity as agent of the Indenture Trustee.

         (b) The Depositor, the Owner Trustee, the Indenture Trustee and the Servicer hereby agree that, upon the occurrence of a Servicer Termination Event, the Controlling Party may take or cause to be taken such actions as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer or the Indenture Trustee, including by amending the title documents of the Financed Vehicles. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. If such expenses are not paid within 15 days after delivery of any invoice therefor, such expenses shall be paid pursuant to Section 5.06(b)(ix).

         Section 4.06. Covenants of Servicer. By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities):

         (a) Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

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

         (b) No Impairment. The Servicer shall do nothing to impair the rights of the Trust in the property of the Trust;

         (c) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Sections 4.01 and
Section 4.02; and

         (d) Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names National City or the Depositor as a debtor, and any Person other than the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Receivables or the related property.

         Section 4.07. Purchase of Receivables Upon Breach. Upon discovery by any of the Servicer, the Seller, the Depositor, the Owner Trustee or the Indenture Trustee of a breach of any of the covenants set forth in Sections 4.02(b), 4.05(a) or 4.06, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section
4.07. On or before the last day of the first Collection Period commencing after its discovery or receipt of notice of the breach of any covenant set forth in Sections 4.02(b), 4.05(a) or 4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, the Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Servicer shall remit the related Purchase Amount into the Collection Account, with written notice to the Indenture Trustee of such deposit, in the manner specified in Section 5.04. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders.

         Section 4.08. Servicing Fee. The Servicing Fee shall be payable to the Servicer on each Payment Date. That part of the Servicing Fee based on the Servicing Fee Rate shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee and the Indenture Trustee), except to the extent otherwise expressly provided herein.

         Section 4.09. Servicer's Certificate. Not later than 10:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Depositor, with a copy to each Rating Agency and Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Servicer's Certificate containing all information necessary to make the

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distributions to be made on the related Payment Date pursuant to Section 5.06 for the related Collection Period and any other information the Indenture Trustee may reasonably request. Such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is complete and no defaults have occurred. With respect to each Collection Period, Receivables to be purchased by the Servicer or to be repurchased by the Seller and each Receivable that became a Liquidated Receivable, in each case, during such Collection Period shall be identified by the Servicer by account number with respect to such Receivable (as specified in the applicable Schedule of Receivables).

         Section 4.10. Annual Statement as to Compliance; Notice of Servicer Termination Event; Sarbanes-Oxley.

         (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, on or before March 15 of each year, beginning March 15, 2005, an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding calendar year (or, in the case of the first such Officer's Certificate, the period from the Closing Date through December 31 of such year) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that is, or with the giving of notice or lapse of time or both would become, a Servicer Termination Event under
Section 8.01.

         (c) The Servicer shall provide on a timely basis for filing with the applicable reports of the Issuer under the Securities Exchange Act of 1934, as amended, the certifications, if any, required by Section 302 of the Sarbanes-Oxley Act of 2002 to be included in those reports.

         Section 4.11. Annual Independent Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, on or before March 15 of each year, beginning March 15, 2005, a report addressed to the Board of Directors of the Servicer, the Owner Trustee and the Indenture Trustee, to the effect that such firm has audited the books and records of the Servicer and issued its report thereon and that (i) such audit was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (ii) the firm is independent of the Depositor and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants; (iii) a review in accordance with agreed-upon procedures was made of the Servicer's Certificates relating to the preceding calendar year (or, in the case of the first such report, the period from the Closing Date through December 31 of such year), including

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

the delinquency, default and loss statistics required to be specified therein and, except as disclosed in the accountants' report, no exceptions or errors in the Servicer's Certificates were found; and (iv) a review in accordance with agreed-upon procedures was made of the Servicer's compliance with its servicing obligations in this Agreement, including without limitation the obligations of the Servicer set forth in Section 4.02(b) hereof, and, except as disclosed in the accountants' report, no exceptions to such compliance were found.

         Section 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property. Access shall be afforded without charge, but only upon reasonable request, which does not unreasonably interfere with the Servicer's normal business operations or employee or customer relations, and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         Section 4.13. Term of Servicer. The Servicer hereby covenants and agrees to act as Servicer under, and for the term of, this Agreement.

         Section 4.14. Access to Information Regarding Trust and Basic Documents. The Servicer shall furnish to the Owner Trustee from time to time such information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. Upon request, the Indenture Trustee shall furnish to the Owner Trustee annually a copy of the Note Register; provided, however, the Indenture Trustee shall not be obligated to furnish a copy of the Note Register more than once each calendar year. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to this Article IV.

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                                   ARTICLE V

                  DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

         Section 5.01. Establishment of Accounts.

         (a) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

         (b) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Interest Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

         (c) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

         (d) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain, in the name of the Indenture Trustee, an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

         (e)      [Reserved].

         (f)      [Reserved].

         (g) Funds on deposit in the Collection Account and the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer; provided, however, that if the Servicer fails to select any Eligible Investment, the Indenture Trustee shall invest such funds in an Eligible Investment described in clause (d) of the definition of "Eligible Investment" herein. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and/or the Certificateholders, as applicable. Other than as permitted in writing by the Rating Agencies in the case of the Reserve Account, funds on deposit in the Collection Account and the Reserve Account shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Payment Date. If the Servicer shall so request, funds deposited in the Collection Account or the Reserve Account on a day that immediately precedes a Payment Date upon the maturity of any Eligible Investments may, at the discretion of the Indenture Trustee, be invested overnight.

         (h) In the event that there are Net Investment Losses in Eligible Investments chosen by the Servicer, the Servicer shall deposit into the Collection Account, no later than one (1) Business Day prior to the Payment Date, the amount of the Net Investment Losses. The Indenture Trustee shall not be held liable in any way for any Net Investment Losses, except for

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

losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

         (i) (i) The Indenture Trustee shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and, as applicable, the Certificateholders. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or, in the case of the Collection Account, the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments from the account that is no longer an Eligible Deposit Account to the Trust Account.

                  (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                  (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(i)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                  (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102 of the UCC) acting solely for the Indenture Trustee;

                  (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

                  (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph
(c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

                  (E) any Trust Account Property that is a security entitlement shall be delivered in accordance with paragraph (d) of the definition herein of "Delivery" and shall be held pending

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

maturity or disposition by the Indenture Trustee or a securities intermediary acting solely for the Indenture Trustee.

                  (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, following a Servicer Termination Event to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

         Section 5.02. Collections. The Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries on the Business Day prior to the Payment Date for so long as (i) National City is the Servicer, (ii) the Servicer has the Minimum Required Rating, and (iii) no Servicer Termination Event shall have occurred and be continuing. If (i) National City is no longer the Servicer, (ii) National City no longer has the Minimum Required Rating, or (iii) a Servicer Termination Event shall have occurred and be continuing, the Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries within two Business Days of receipt thereof. Notwithstanding anything herein to the contrary, so long as National City is the Servicer, National City may withhold from deposit into the Collection Account any amounts indicated on the related Servicer's Certificate as being due and payable to the Seller. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller.

         Section 5.03. Application of Collections.

         (a) All payments received from or on behalf of an Obligor during each Collection Period with respect to each Receivable (other than a Purchased Receivable), shall be applied to interest, fees and principal in accordance with the Simple Interest Method and the Servicer's customary procedures. Generally, subject to the foregoing sentence, the Servicer applies obligor payments, first to interest, second to late charges and certain other charges and third to unpaid principal.

         (b) Without limitation of Section 5.03(a), if an Obligor on a Receivable, in addition to making the payment due thereon in a Collection Period, makes one or more additional scheduled payments in such Collection Period, the additional scheduled payments made in such Collection Period shall be treated as a partial principal prepayment and shall be applied to reduce the principal balance of such Receivable in such Collection Period and, unless otherwise requested by such Obligor, such Obligor shall not be required to make any scheduled payment in respect of such Receivable for the number of due dates corresponding to the number of such additional scheduled payments (the "Paid-Ahead Period"). During the Paid-Ahead Period, interest shall continue to accrue on the Principal Balance of such Receivable, as reduced by the application of such additional scheduled payments.

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

         Section 5.04. Purchase Amounts. For so long as (i) National City is the Servicer, (ii) National City has the Minimum Required Rating, and (iii) no Servicer Termination Event shall have occurred and be continuing, the Servicer and the Seller shall be entitled pursuant to the first sentence of Section 5.02 to deposit or cause to be deposited the aggregate Purchase Amounts in the Collection Account on the Business Day prior to the Payment Date immediately following the Collection Period during which the related purchase of Purchased Receivables shall have occurred, rather than on the date of the related purchase of Purchased Receivables. If, however, (i) National City no longer is the Servicer, (ii) National City no longer has the Minimum Required Rating, or (iii) a Servicer Termination Event shall have occurred and be continuing, the Servicer or the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables on the date of the related purchase of such Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 4.07 and Section 9.01 on the date of the related purchase of Purchased Receivables.

         Section 5.05. Permitted Withdrawals from Collection Account. On each Distribution Date, the Indenture Trustee, at the direction of the Servicer, shall, in addition to, and prior to, the withdrawals from the Collection Account on such Distribution Date pursuant to Section 5.06(b), make the following withdrawals from the Collection Account, for the following purposes:

         (a) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error; and

         (b) to clear and terminate the Collection Account in connection with the termination of this Agreement.

         The Servicer shall keep and maintain an accounting, as part of the monthly Servicer's Certificate prepared by the Servicer, for the purpose of justifying any withdrawals from the Collection Account pursuant to this Section
5.05. It is understood that whenever reference is made in this Agreement to withdrawals by the Servicer from the Collection Account and distributions by the Servicer of amounts so withdrawn, such withdrawals and distributions shall be made or caused to be made by the Indenture Trustee in accordance with written instructions from the Servicer signed by a Responsible Officer of the Servicer.

         Section 5.06. Distributions.

         (a) On each Determination Date, the Servicer shall calculate all amounts required to be deposited pursuant to this Section and deliver a Servicer's Certificate pursuant to Section 4.09.

         (b) On each Payment Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to make payments, deposits and distributions on such Payment Date, to the extent of funds on deposit in the Collection Account with respect to such Payment Date (including funds, if any, deposited therein from the Reserve Account pursuant to Section 5.07(b), pursuant to clauses (i) through (x) below, in the following order and priority:

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

                  (i) to the Servicer, from Available Funds, the Servicing Fee for the related Collection Period (and any accrued and unpaid Servicing Fees from prior Collection Periods);

                  (ii) to the Note Interest Distribution Account, for payment to the Class A Noteholders pursuant to Section 5.06(c)(i), from the Available Funds remaining after the application of clause (i), the Class A Noteholders' Interest Distributable Amount;

                  (iii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Available Funds remaining after the application of clauses (i) and (ii), the First Priority Principal Distribution Amount, if any;

                  (iv) to the Note Interest Distribution Account, for payment to the Class B Noteholders pursuant to Section 5.06(c)(ii), from the Available Funds remaining after the application of clauses (i) through (iii), the Class B Noteholders' Interest Distributable Amount;

                  (v) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Available Funds remaining after the application of clauses (i) through (iv), the Second Priority Principal Distribution Amount, if any, reduced by any First Priority Principal Distribution Amount paid pursuant to clause (iii) above;

                  (vi) to the Note Interest Distribution Account, for payment to the Class C Noteholders pursuant to Section 5.06(c)(iii), from the Available Funds remaining after the application of clauses (i) through (v), the Class C Noteholders' Interest Distributable Amount;

                  (vii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Available Funds remaining after the application of clauses (i) through (vi), the Regular Note Principal Distribution Amount, reduced by any First Priority Principal Distribution Amount paid pursuant to clause (iii) above and any Second Priority Principal Distribution Amount paid pursuant to clause (v) above;

                  (viii) to the Reserve Account, from the Available Collections remaining after the application of clauses (i) through
         (vii), any deficiency in the Specified Reserve Account Balance;

                  (ix) to the applicable party, from the Available Collections remaining after the application of clauses (i) through
         (viii), any accrued and unpaid fees, expenses and indemnification expenses owed to such party under any of the Basic Documents (including legal fees and expenses), to the extent not paid pursuant to clauses
         (i) through (viii); and

                  (x) the remainder, if any, of the Available Collections and the Reserve Account Excess Amount, if any, to the Certificate Distribution Account for distribution to the Holders of the Certificates.

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

         Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account and the Principal Distribution Account hereunder until all amounts distributable on the Certificates have been distributed to the Holders of the Certificates.

         (c) On each Payment Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to withdraw the funds on deposit in the Note Interest Distribution Account with respect to the Collection Period preceding such Payment Date and make payments and distributions on such date pursuant to clauses (i) through
(iii) below, in the following order and priority:

                  (i) to the Class A Noteholders, the Class A Noteholders' Interest Distributable Amount for such Payment Date;

                  (ii) to the Class B Noteholders, the Class B Noteholders' Interest Distributable Amount for such Payment Date; and

                  (iii) to the Class C Noteholders, the Class C Noteholders' Interest Distributable Amount for such Payment Date.

         (d) On each Payment Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Payment Date and make payments and distributions on such date pursuant to clauses (i) through
(iii) below, in the following order and priority:

                  (i) to the Class A Noteholders, in the following order and priority, the Class A Principal Distributable Amount for such Payment Date:

                           (A) to the Class A-1 Noteholders on account of principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

                           (B) to the Class A-2 Noteholders on account of principal until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

                           (C) to the Class A-3 Noteholders on account of principal until the Outstanding Amount of the Class A-3 Notes is reduced to zero; and

                           (D) to the Class A-4 Noteholders on account of principal until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

                  (ii) to the Class B Noteholders, the Class B Principal Distributable Amount for such Payment Date; and

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

                  (iii) to the Class C Noteholders, the Class C Principal Distributable Amount for such Payment Date.

         (e) Notwithstanding Sections 5.06(b), (c) and (d) above, and subject to the provisions of Section 5.04(b) of the Indenture:

                  (i) on each Payment Date following the occurrence and during the continuation of an Event of Default specified in Section 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) of the Indenture that has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.01(iii) of the Indenture has occurred and the Notes have been accelerated), the Servicer shall instruct the Indenture Trustee:

                                    (A)      to transfer the funds on deposit in
                  the Collection Account remaining after the application of clauses 5.06(b)(i) and (ii) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of the Class A Notes to zero, and to withdraw such funds from the Principal Distribution Account and pay such funds:

                                    (1) to the Class A-1 Noteholders until the
                           Outstanding Amount of the Class A-1 Notes is reduced to zero; and

                                    (2) to the Class A-2 Noteholders, Class A-3
                           Noteholders and Class A-4 Noteholders, ratably, without preference or priority of any kind, on the basis of the respective Outstanding Amounts of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, until the respective Outstanding Amount of each such subclass of Class A Notes is reduced to zero; or

                                    (B)      if the Class A Notes shall have
                  been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (iv) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of the Class B Notes to zero, and to withdraw such funds from the Principal Distribution Account and pay such funds to the Class B Noteholders until the Outstanding Amount of the Class B Notes is reduced to zero; or

                                    (C)      if the Class A Notes and Class B
                  Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (vi) above to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of the Class C Notes to zero, and to withdraw such funds from the Principal Distribution Account and pay such funds to the Class C Noteholders until the Outstanding Amount of the Class C Notes is reduced to zero; and

                  (ii) notwithstanding the order and priority set forth in clauses (A) through (D) of Section 5.06(d)(i), on each Payment Date following the occurrence and during the continuation of an Event of Default specified in Section 5.01(iii) of the Indenture that has resulted in an acceleration of the Notes, the Servicer shall instruct the Indenture Trustee to apply the Class A Principal Distributable Amount payable under Section 5.06(d)(i) above to:

                                    (A)      the repayment of principal of the
                  Class A-1 Notes until the Outstanding Amount of the Class A-1 Notes is reduced to zero; and

                                    (B)      the repayment of principal of the
                  Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, ratably, without preference or priority of any kind, on the basis of the respective Outstanding Amounts of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, until the respective Outstanding Amount of each such subclass of Class A Notes is reduced to zero.

         Section 5.07. Reserve Account.

         (a) On or prior to the Closing Date the Issuer shall cause to have deposited an amount equal to the Reserve Initial Deposit into the Reserve Account from the net proceeds of the sale of the Securities. The Reserve Account shall be an asset of the Issuer.

         (b) On each Payment Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to withdraw the Reserve Account Withdrawal Amount, if any, and the Reserve Account Excess Amount, if any, from the Reserve Account and deposit such Reserve Account Withdrawal Amount and such Reserve Account Excess Amount into the Collection Account for distribution in the order of priority set forth in
Section 5.06(b) no later than 12:00 noon, New York City time, on the Business Day prior to the related Payment Date.

         (c) In the event that, on any Payment Date, the amount on deposit in the Reserve Account shall be less than the Specified Reserve Account Balance, the Available Collections remaining after the payment of the amounts set forth in Section 5.06(b)(i) through (vii), up to an amount equal to such shortfall, shall be deposited by the Indenture Trustee to the Reserve Account on such Payment Date.

         (d) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.06 following payment in full of all of the Outstanding Amount of the Notes until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Trust, any amount then allocated to the Reserve Account shall be paid to the Certificate Distribution Account for distribution to the Certificateholders.

         Section 5.08. Statements to Securityholders. On each Determination Date, the Servicer shall provide to the Indenture Trustee (with a copy to each Rating Agency, Merrill Lynch, Pierce, Fenner & Smith Incorporated and each Paying Agent (if any)) for the Indenture Trustee to forward, on the related Payment Date, to each Noteholder of record as of the most recent

Record Date and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward, on the related Payment Date, to each Certificateholder of record as of the most recent Record Date a statement substantially in the form of Exhibit B setting forth at least the following information as to the Securities to the extent applicable:

         (a) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal for each Class of Notes on the related Payment Date;

         (b) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest for each Class of Notes on the related Payment Date;

         (c) the Outstanding Amount of each Class of Notes and the Note Pool Factor for each such Class as of the close of business on the preceding Payment Date, after giving effect to payments allocated to principal reported under clause (a) above;

         (d) the amount of the Servicing Fee paid to the Servicer on the related Payment Date;

         (e) the amount of the First Priority Principal Distribution Amount, if any, for the related Payment Date;

         (f) the amount of the Second Priority Principal Distribution Amount, if any, for the related Payment Date;

         (g) the amount of the Regular Note Principal Distribution Amount for the related Payment Date;

         (h) the aggregate amounts of Realized Losses, if any, and Cram Down Losses, if any, with respect to the related Collection Period;

         (i) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (a) above;

         (j) the balance of the Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on the related Payment Date, if any;

         (k) the amount of any deposit to the Reserve Account and the amount and application of any funds withdrawn from the Reserve Account, in each case with respect to the related Payment Date;

         (l) the aggregate principal balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

         (m) the aggregate principal balance and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

         (n) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class A-3 Interest Carryover Shortfall, the Class A-4 Interest Carryover Shortfall, the Class B Interest Carryover Shortfall and the Class C Interest Carryover Shortfall, in each case after giving effect to payments on the related Payment Date, and any change in such amounts from the preceding statement;

         (o) the Class A-1 Principal Carryover Shortfall, the Class A-2 Principal Carryover Shortfall, the Class A-3 Principal Carryover Shortfall, the Class A-4 Principal Carryover Shortfall, the Class B Principal Carryover Shortfall and the Class C Principal Carryover Shortfall, in each case after giving effect to payments on the related Payment Date, and any change in such amounts from the preceding statement; and

         (p) the aggregate Purchase Amounts for Receivables, if any, that were or are to be purchased during or with respect to such Collection Period.

         Each amount set forth on the Payment Date Statement under clauses (a),
(b), (d), (e), (f), (g), (n) or (o) above shall also be expressed as a dollar amount per $1,000 of original principal balance of a Note.

         Section 5.09. Net Deposits. For so long as (i) National City is the Servicer and (ii) the Servicer shall be entitled pursuant to Section 5.02 to remit collections on a monthly basis rather than within two Business Days of receipt, the Servicer may make the remittances pursuant to Sections 5.02 and
5.04 net of the Servicing Fee payable to the Servicer on the related Payment Date. Nonetheless, the Servicer shall account for all such remittances and payments in the related Servicer's Certificate as if the amounts were deposited and/or transferred separately.

                                   ARTICLE VI

                                  THE DEPOSITOR

         Section 6.01. Representations of Depositor. The Depositor makes the following representations to the Issuer, the Servicer, the Indenture Trustee and the Seller. The Issuer relies on such representations in accepting the Receivables and delivering the Securities. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

         (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

         (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary corporate action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

         (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

         Section 6.02. Corporate Existence. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

         Section 6.03. Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

         Section 6.04. Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents. Whether or not such assumption agreement is executed, such successor Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 6.04 to the Owner Trustee, the Indenture Trustee, the Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (x) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

         Section 6.05. Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

         Section 6.06. Depositor May Own Securities. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

         Section 6.07. Depositor to Provide Copies of Relevant Securities Filings. The Depositor shall provide or cause to be provided to the Servicer a copy of any document filed by the Depositor subsequent to the date hereof with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 that relate specifically to the Trust, the Notes or the Certificates.

         Section 6.08. Amendment of Depositor's Organizational Documents. The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

         Section 6.09. Separateness Covenants. Each of the Depositor and the Issuer hereby agrees to conduct its business separate and apart from the other. In this regard, each of the Issuer and the Depositor shall:

         (a) maintain its books and records separate from those of the other and the Bank;

         (b) maintain its bank accounts separate from those of the other and the Bank;

         (c)      not commingle its assets with those of the other or the Bank;

         (d) not hold any of its assets in the name of the other or the Bank;

         (e) not conduct its own business in the name of the other or the Bank;

         (f) not pay its own liabilities and expenses out of the other's funds;

         (g) observe all corporate and other organizational formalities applicable to keeping its business separate and apart from any other entity;

         (h) maintain an arm's length relationship with the other and enter into transactions with an affiliated entity only on a commercially reasonable basis;

         (i) not guarantee or become obligated for the debts of any other entity;

         (j) not hold out its credit as being available to satisfy the obligations of the other or the Bank;

         (k) allocate fairly and reasonably any overhead expenses (if any) that are shared with the other or the Bank, including paying for office space and services performed by any employee of the Bank (if any);

         (l) use stationery, invoices, and checks separate from those of the other and the Bank;

         (m) not pledge its assets for the benefit of the other or the Bank;

         (n) hold itself out as an entity separate from the other and the Bank;

         (o) correct any known misunderstanding regarding its identity as separate from the other and the Bank;

         (p) not make loans to the other or the Bank (except as otherwise permitted hereunder or under the Receivables Purchase Agreement);

         (q)      not identify itself as a division of the other or the Bank;
and

         (r) maintain adequate capital in light of its contemplated business operations.

                                  ARTICLE VII

                                  THE SERVICER

         Section 7.01. Representations of Servicer. The Servicer makes the following representations upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

         (a) Organization and Good Standing. The Servicer is a national banking association duly organized and validly existing as a banking institution under the laws of the United States and continues to hold a valid certificate to do business as such. The Servicer is duly authorized to own its properties and transact its business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer and its subsidiaries, considered as one enterprise. The Servicer has, and at all relevant times had, the power, authority and legal right to acquire, own, and service the Receivables.

         (b) Licenses and Approvals. The Servicer has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables.

         (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of association or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

         Section 7.02. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement:

         (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle, excluding any losses incurred in connection with the sale of any repossessed Financed Vehicles in a commercially reasonable manner and in compliance with the terms of this Agreement.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, and their respective officers, directors, agents and employees, and the Securityholders, from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust or the issuance and original sale of the Securities), and any reasonable costs and expenses in defending against the same.

         (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

         For purposes of this Section, in the event of the termination of the rights and obligations of National City (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

         Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts of the Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         Section 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 7.03 to the Owner Trustee, the Indenture Trustee and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event shall have occurred, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
7.03 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (iii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.

         Section 7.04. Limitation on Liability of Servicer and Others.

         (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Servicer and any director, officer, employee or agent of the Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         (b) The parties expressly acknowledge and consent to the Indenture Trustee simultaneously acting in the capacity of successor Servicer and Indenture Trustee. The Indenture Trustee may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by the Indenture Trustee of express duties set forth in this Agreement in any of such capacities.

         Section 7.05. [Reserved].

         Section 7.06. Servicer Not to Resign.

         (a) Subject to the provisions of Section 7.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

         (b) Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until the Indenture Trustee (or another successor Servicer, if so appointed pursuant to the second sentence of Section 8.03(b)) shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03.

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

                                  ARTICLE VIII

                                     DEFAULT

         Section 8.01. Servicer Termination Events. For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Servicer Termination Event":

         (a) any failure by the Servicer to deposit into the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Business Days after written notice of such failure is received by the Servicer or the Seller, as the case may be, from the Owner Trustee or the Indenture Trustee or after discovery of such failure by a Responsible Officer of the Servicer or the Seller, as the case may be;

         (b) failure by the Servicer to deliver to the Owner Trustee, the Indenture Trustee and the Seller the Servicer's Certificate by the applicable Determination Date, which failure continues unremedied for a period of five Business Days;

         (c) failure on the part of the Servicer (or, so long as the Seller is the Servicer, the Seller) duly to observe or to perform in any material respect any other covenants or agreements, as the case may be, set forth in this Agreement, which failure shall (A) materially and adversely affect the rights of Noteholders or Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer or the Seller, as the case may be, by the Owner Trustee or the Indenture Trustee, or (2) to the Owner Trustee, the Indenture Trustee, the Seller and the Servicer by Noteholders evidencing not less than 25% of the Outstanding Amount of the Controlling Class or, if no Notes are outstanding, the Holders of Certificates evidencing not less than 25% of the percentage interests in the Certificates; or

         (d) the occurrence of an Insolvency Event with respect to the Servicer.

         Section 8.02. Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class or, if no Notes are Outstanding, the Holders of Certificates evidencing not less than 25% of the percentage interests in the Certificates, shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Indenture Trustee or such other successor Servicer, if any, as shall have been appointed pursuant to the second sentence of Section 8.03(b); provided, however, that the Indenture Trustee or such other successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that the Indenture Trustee or such other successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables. The terminated Servicer shall also provide the successor Servicer access to Servicer personnel and computer records in order to facilitate the orderly and efficient transfer of servicing duties.

         Section 8.03. Appointment of Successor Servicer.

         (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to Section 7.06, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Owner Trustee and the Indenture Trustee (and any successor Servicer other than the Indenture Trustee, if so appointed pursuant to the second sentence of Section 8.03(b)) shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If the Indenture Trustee or another successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 8.02 upon the occurrence of any Servicer Termination Event after its appointment as successor Servicer.

         (b) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to Section 7.06, or if the Indenture Trustee is legally unable to act as Servicer, the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) may exercise at any time its right to appoint any Eligible Servicer as a successor to the Servicer, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor, any Noteholders, any Certificateholders or any other Person if it does so. Notwithstanding the above, if the Indenture Trustee shall be legally unable or unwilling to act as Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class or, if no Notes are outstanding, the Holders of Certificates evidencing not less than 25% of the percentage interests in the Certificates, may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Indenture Trustee shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. The Trustee shall be entitled to withdraw from the Collection

Account and remit to the successor Servicer or such other party entitled thereto all reasonably incurred Servicer transition costs.

         (c) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

         Section 8.04. Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and each Rating Agency.

         Section 8.05. Waiver of Past Defaults. Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Class or, if no Notes are Outstanding, the Holders of Certificates evidencing not less than a majority of the percentage interests in the Certificates may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                   TERMINATION

         Section 9.01. Optional Purchase of All Receivables.

         (a) On each Determination Date as of which the Pool Balance is equal to or less than 5% of the Initial Pool Balance, the Servicer shall have the option to purchase the Receivables; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay in full the Outstanding Amount of all Notes Outstanding and to pay any amounts due to the Indenture Trustee, the Owner Trustee and the Administrator, pursuant to the Basic Documents. To exercise such option, the Servicer shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the lesser of (i) the fair market value of the Receivables and
(ii) the aggregate Purchase Amount for the Receivables (including Receivables that became Liquidated Receivables during the related Collection Period) and shall succeed to all interests in and to the Receivables. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

         (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, the Indenture Trustee pursuant to this Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

         Section 10.01. Amendment.

         (a) This Agreement may be amended by the Depositor, the Servicer, the Indenture Trustee and the Issuer, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Notes.

         (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the prior written consent of the Indenture Trustee, Noteholders holding not less than a majority of the Outstanding Amount of the Class A Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class B Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class C Notes and the Holders of outstanding Certificates evidencing not less than a majority of the percentage interests in the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Class A Notes, the Class B Notes or the Class C Notes, the Noteholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Class A Notes, Class B Notes and Class C Notes or (iii) reduce the aforesaid percentage of the percentage interests in the Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all outstanding Certificates.

         Promptly after the execution of any amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.

         It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(A). The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02. Protection of Title to Trust.

         (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Servicer shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing. In addition, the Seller and the Depositor hereby authorize the Issuer at any time and from time to time to prepare and file financing statements and amendments thereto in any jurisdiction as may be necessary or desirable to preserve, maintain and protect the interests of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof.

         (b) None of the Seller, the Depositor or the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) Each of the Seller, the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least five Business Days' prior written notice of any change in the jurisdiction of its organization if, as a result of such change of jurisdiction, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is owned by National City Auto Receivables Trust 2004-A and pledged by National City Auto Receivables Trust 2004-A to the Indenture Trustee for the benefit of the Noteholders. Indication of such Receivables' inclusion in the portfolio shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

         (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within fifteen Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

The Servicer shall deliver to the Owner Trustee and the Indenture Trustee:

                  (i) promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

                  (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         Section 10.03. Notices. All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to National City Vehicle Receivables Inc., 1209 Orange Street, Wilmington, Delaware 19801,
Attention: National City Vehicle Receivables Inc., Fax No.: (216) 348-0714; (b) in the case of the Servicer, Administrator and Custodian, to National City Bank, 1900 East 9th Street, Cleveland, Ohio 44114, Attention: Robert Crowl, Fax No.:
(216) 348-0714, (c) in the case of the Indenture Trustee, to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Asset Backed Finance Unit, Fax No.: (212) 815-2493; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement); (e) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, Fax No.: (212) 553-3856;
(f) in the case of Fitch, Fitch Ratings, Inc., One State Street Plaza, New York, NY 10004 Attention: ABS Surveillance, Fax No.: (212) 514-9879; and (g) in the case of Standard & Poor's, to 55 Water Street (40th Floor), New York, New York 10041, Attention: Asset Backed Surveillance Department, Fax No.: (212) 438-2664; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.04. Assignment by the Depositor or the Servicer. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

         Section 10.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Seller, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 10.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.07. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

         Section 10.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.09. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         For the avoidance of doubt, the provisions of this Section 10.09 are not intended to, and shall not be deemed to, determine the respective jurisdictions whose laws govern the perfection or the priority of any security interest (as defined in Section 1-201(37) of the UCC) that is created or provided for under this Agreement.

         Section 10.10. Assignment by Issuer. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 10.11. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

         Section 10.12. Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    NATIONAL CITY AUTO RECEIVABLES TRUST 2004-A

                                    By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity
                                           but solely as Owner Trustee

                                         /s/ Emmett R. Harmon
                                    By: ________________________________________
                                        Name: Emmett R. Harmon
                                        Title: Vice President

                                    NATIONAL CITY VEHICLE RECEIVABLES INC.

                                        /s/ Robert D. Crowl
                                    By: ________________________________________
                                        Name: Robert D. Crowl
                                        Title: V.P., Secretary

                                    NATIONAL CITY BANK

                                        /s/ Robert D. Crowl
                                    By: ________________________________________
                                        Name: Robert D. Crowl
                                        Title: Senior Vice President

                                    THE BANK OF NEW YORK,
                                       not in its individual capacity
                                       but solely as Indenture Trustee

                                        /s/ Helen Lam
                                    By: ________________________________________
                                        Name: Helen Lam
                                        Title: Assistant Treasurer

                                   SCHEDULE A

                                   [RESERVED]

                                   SCHEDULE B

                          Final Schedule of Receivables

                      [On file with the Indenture Trustee]

                                   SCHEDULE C

                          Location of Receivable Files

National City Bank
Consumer Loan Services
6750 Miller Road
Brecksville, Ohio 44141

                                    EXHIBIT A

                  Representations and Warranties of the Seller
            Under Section 3.02 of the Receivables Purchase Agreement

         (a) The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Transfer
Date:

                  (i) Organization and Good Standing. The Seller is a national banking association duly organized and validly existing as a banking institution under the laws of the United States and continues to hold a valid certificate to do business as such, and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly authorized to transact business and has obtained all necessary licenses and approvals, and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization.

                  (ii) Power and Authority. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and the other Basic Documents to which the Seller is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies and except as enforcement of such terms may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally.

                  (iii) No Violation. The execution, delivery and performance by the Seller of this Agreement and the other Basic Documents to which the Seller is a party will not violate any provision of any existing state, federal or, to the best knowledge of the Seller, local law or regulation or any order or decree of any court applicable to the Seller or any provision of the articles of association or incorporation or the bylaws of the Seller, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound or result in the creation or imposition of any lien upon any of the Seller's properties pursuant to any such mortgage, indenture, contract or other agreement (other than this Agreement).

                  (iv) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

                  (v) Chief Executive Office. The chief executive office of the Seller is 1900 East 9th Street, Cleveland, Ohio 44114.

                  (vi) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

                  (vii) No Notice. The Seller represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim.

                  (viii) Bulk Transfer. The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                  (ix) Seller Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

                  (x) Ordinary Course. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

                  (xi) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

                  (xii) Legal Compliance. The Seller is not in violation of, and the execution and delivery by the Seller of this Agreement and the other Basic Documents to which the

         Seller is a party and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

                  (xiii) Creditors. The Seller did not sell the Receivables to the Depositor with any intent to hinder, delay or defraud any of its creditors.

                  (xiv) Official Record. This Agreement is and shall remain at all times prior to the termination hereof an official record of the Seller as referred to in Section 13(e) of the Federal Deposit Insurance Act, as amended by 12 U.S.C. Section 1823(e).

                  (xv) Perfection Representation. The Seller makes all of the representations, warranties and covenants set forth in Schedule II.

         (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

                  (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by the Seller or National City Michigan or by a Dealer located in the United States of America for the retail sale of a Financed Vehicle, in each case, in the ordinary course of the applicable Dealer's business in accordance with the Seller's credit policies as of the date of origination or acquisition of the related Receivable, is payable in United States dollars, has been fully and properly executed by the parties thereto, has been originated by the Seller or National City Michigan through or purchased by the Seller or National City Michigan from such Dealer under an existing Dealer Agreement (or approved form of assignment) and, in the case of each Receivable originated by a Dealer and sold to the Seller or National City Michigan, has been validly assigned by such Dealer to the Seller or to National City Michigan (and, in the case of each Receivable originated by, or assigned by a Dealer to, National City Michigan, has been sold by National City Michigan to the Seller),
         (B) has created a valid, subsisting and enforceable security interest in favor of the Seller or National City Michigan in the Financed Vehicle, which security interest, by virtue of the related Lien Certificate, shall be perfected and prior to any other interest in such Financed Vehicle (and which security interest has been validly assigned by National City Michigan to the Seller, if originally created in favor of National City Michigan), and which security interest is assignable by the Seller and reassignable by the assignee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) provides for fixed level monthly payments (provided that the payment in the last month of the term of the Receivable may be minimally different from the level scheduled payments) that fully amortize the Amount Financed by maturity and yield interest at the APR borne by the Contract and (E) amortizes using the simple interest method.

                  (ii) Compliance with Law. Each Receivable complied at the time it was originated or made, and at the Transfer Date complies, in all material respects with all requirements of applicable federal, state and, to the best knowledge of the Seller, local laws, rulings and regulations thereunder.

                  (iii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and
         (B) as such Receivable may be modified by the application after the Transfer Date of the Soldiers and Sailors Civil Relief Act of 1940, as amended, or by any similar applicable State law.

                  (iv) No Government Obligor. No Receivable is due from the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

                  (v) Obligor Bankruptcy. To the best of the Seller's knowledge, at the Cutoff Date, no Obligor is or has been, since the origination of the related Receivable, the subject of a bankruptcy proceeding.

                  (vi)     Schedule of Receivables. The information set forth in
         Schedule I to this Agreement with respect to the Receivables is true and correct in all material respects as of the beginning of business on the Cutoff Date.

                  (vii) Marking Records. By the Transfer Date, the Seller will have caused its computer and accounting records relating to each Receivable to be marked to show that the Receivables have been sold to the Depositor by the Seller and transferred and assigned by the Depositor to the Issuer in accordance with the terms of the Sale and

         Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

                  (viii) Computer Tape. The computer tape regarding the Receivables made available by the Seller to the Depositor is complete and accurate in all material respects as of the Closing Date.

                  (ix) No Adverse Selection. No selection procedures believed by the Seller to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Receivables.

                  (x) Tangible Chattel Paper. Each Receivable constitutes tangible chattel paper within the meaning of the UCC as in effect in the State of origination.

                  (xi) One Original. There is only one original executed copy of each Receivable.

                  (xii) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien of the related Receivable in whole or in part. None of the terms of any Receivable has been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Receivable File; and no Receivable has been granted an extension except as noted in the servicing records of such Receivable and each such extension has been granted in accordance with the Seller's extension policy set forth in Exhibit D-1 to the Sale and Servicing Agreement.

                  (xiii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or the Sale and Servicing Agreement, as applicable, or the pledge of such Receivable under the Indenture.

                  (xiv) Title. It is the intention of the Seller that the transfers and assignments herein contemplated constitute sales of the Receivables from the Seller to the Depositor and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the appointment of a receiver or conservator for the Seller under any receivership, bankruptcy law, insolvency or banking law. Immediately prior to the Closing Date, no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than to the Depositor or pursuant to this Agreement (or by the Depositor to any other Person other than to the Issuer pursuant to the Sale and Servicing Agreement). Immediately prior to the transfers and assignments herein contemplated, the

         Seller has good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof from the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and the representations and warranties of the Depositor set forth therein, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the pledge thereof from the Issuer to the Indenture Trustee in accordance with the terms of the Indenture, the Indenture Trustee shall have a first priority perfected security interest in each Receivable.

                  (xv) Security Interest in Financed Vehicle. Immediately prior to its sale, assignment and transfer to the Depositor pursuant to this Agreement, each Receivable is secured by a first priority perfected security interest in the related Financed Vehicle in favor of the Seller as secured party, or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in such Financed Vehicle in favor of the Seller as secured party. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle such Lien Certificate shall be received within 120 days of the Closing Date and shall show, the Seller or National City Michigan named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. Each Dealer's security interest in any Receivable originated by such Dealer has been validly assigned by the Dealer to the Seller or National City Michigan, and each such security interest so assigned to National City Michigan has been validly assigned to the Seller by National City Michigan. The Seller's security interest has been validly assigned to the Depositor pursuant to this Agreement.

                  (xvi) All Filings Made. All filings (including UCC filings) required to be made in any jurisdiction to give the Issuer a first perfected ownership interest in the Receivables and the Indenture Trustee a first priority perfected security interest in the Receivables have been made or will be made on the Closing Date.

                  (xvii) No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, whether arising out of transactions concerning the Receivable or otherwise, and the operation of any terms of the Receivable or the exercise by the Seller or the Obligor of any right under the Receivable will not render the Receivable unenforceable in whole or in part, and no such right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, has been asserted with respect thereto.

                  (xviii) No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days) as of the Cutoff Date, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. On or prior to the applicable Transfer Date, no Financed Vehicle has been repossessed.

                  (xix) Insurance. The Seller, in accordance with its customary procedures, has required that the Obligor obtains physical damage insurance covering each Financed Vehicle (i) in an amount at least equal to the lesser of (a) the actual cash value of the related Financed Vehicle or (b) the unpaid principal balance owing on such Receivable, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and, under the terms of the related Receivable, the Obligor is required to maintain such insurance.

                  (xx) Final Scheduled Maturity Date. No Receivable has a final scheduled payment date later than six months prior to the Class C Final Scheduled Payment Date.

                  (xxi) Certain Characteristics of the Receivables. As of the Cutoff Date, (A) each Receivable had an original maturity of not less than 48 or more than 72 months and (B) no Receivable was more than 30 days past due.

                  (xxii) No Foreign Obligor. All of the Receivables are due from Obligors who are citizens, or legal resident aliens, of the United States of America.

                  (xxiii) No Extensions. The number or timing of scheduled payments has not been changed on any Receivable on or before the Closing Date except as reflected on the computer tape delivered in connection with the sale of the Receivables.

                  (xxiv) Scheduled Payments. Each Receivable had a first scheduled payment due on or prior to 45 calendar days after the Closing Date. Each Obligor has been instructed to make all scheduled payments to the Seller or an affiliate of the Seller. To the best knowledge of the Seller, each Obligor has paid the entire down payment called for by the contract.

                  (xxv) No Fleet Sales. None of the Receivables have been included in a "fleet" sale (i.e., a sale to any single Obligor of more than seven Financed Vehicles).

                  (xxvi) Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains, without limitation, (A) a fully executed original of the Receivable,
         (B) the Lien Certificate together with such other documents that the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle, and (C) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle. Each of such documents that is required to be signed by the Obligor has been signed by the Obligor as required, and each form described in clauses (A), (B) and (C) above has been correctly prepared and completed in all material respects. Notwithstanding the above, the complete Receivable File for each Receivable, (x) shall fulfill the documentation requirements of the Seller's credit policies as in effect on the date of origination of such Receivable and (y) is in possession of the Servicer and Custodian, as applicable, on the Transfer Date. The blanket power of attorney granted to the Indenture Trustee, a security agreement and the original Lien Certificate are the only documents necessary to permit the Indenture Trustee to submit the Lien Certificate for each Financed Vehicle for retitling in the name of the Indenture Trustee as secured party in the event such retitling were required or otherwise permitted under the Basic Documents.

                  (xxvii) No Fraud or Misrepresentation. Each Receivable that was originated by a Dealer and was sold by the Dealer to the Seller, to the best of the Seller's knowledge, was so originated and sold without fraud or misrepresentation on the part of such Dealer in either case.

                  (xxviii) Receivables Not Assumable. To the best of the Seller's knowledge, no Receivable is assumable by another person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

                  (xxix) Tax Liens. To the best of the Seller's knowledge, there is no Lien against any Financed Vehicle for delinquent taxes.

                  (xxx) No Impairment. The Seller has not done anything to convey any right to any person that would result in such person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

                  (xxxi) Servicing. Each Receivable has been serviced in conformity with all applicable laws, rules and regulation and in conformity with the Seller's policies and procedures which are consistent with customary, prudent industry standards.

                  (xxxii) No Corporate Obligors. To the best of the Seller's knowledge, all of the Receivables are due from Obligors who are natural persons.

                  (xxxiii) No Liens. No Liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the related Receivable.

                  (xxxiv)   APR. No Receivable has an APR of less than 2.500%
         and the weighted average of the APRs of the Receivables is approximately 6.789%.

                  (xxxv) Remaining Term. Each Receivable has a remaining term of at least 23 months and no more than 72 months.

                  (xxxvi)   Seasoning. The weighted average number of months
         since the initial installment due date for the Receivables is four months.

                  (xxxvii) Remaining Balance. Each Receivable has a remaining balance of at least $5,000.58 and no more than $49,870.68.

                  (xxxviii) New Vehicles. At least 56.20% of the aggregate principal balance of the Receivables is secured by Financed Vehicles which were new or "near new" (as described in the Prospectus Supplement) at the date of origination.

                  (xxxix)   No Repossessions. No Financed Vehicle has been
         repossessed prior to the applicable Transfer Date.

                  (xl) Initial Payment. The Obligor with respect to each Receivable originated prior to December 1, 2003 has made at least one scheduled payment.

                  (xli) No Proceedings. As of the Transfer Date, there are no proceedings pending, nor to the best of the Seller's knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Receivable is illegal or unenforceable.

                  (xlii) Dealer Agreement. Each Dealer from which the Seller purchases or through which the Seller originates Receivables directly has entered into a Dealer Agreement with the Seller providing for the sale or origination of Receivables from time to time by such Dealer to the Seller or uses an approved form of assignment. Each Dealer Agreement and assignment form is substantially in the form attached to the Sale and Servicing Agreement as Exhibit D, except for immaterial modifications or deviations from the Dealer Agreement or assignment form. Such modifications and deviations from the Dealer Agreement or assignment form will not have a material adverse effect on the Noteholders or Certificateholders. Such Dealer Agreement and/or the assignment and the Seller's usual and customary related documentation signed by or provided to the Dealer, constitutes the entire agreement between the Seller and the related Dealer with respect to the sale of such Receivable to the Seller. Each applicable Dealer Agreement and form of assignment is in full force and effect, there have been no material defaults by the Seller under such Dealer Agreement; the Seller has fully performed all of its obligations under such Dealer Agreement or form of assignment; the Seller has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement or form of assignment; the purchase price for such Receivable has been paid in full, other than any dealer reserve, by the Seller; and any payment owed to such Dealer by the Seller is a corporate obligation of the Seller.

                  (xliii) Seller's Obligations. The Seller has duly fulfilled all obligations to be fulfilled on its part under or in connection with the origination, acquisition and/or assignment of the Receivables.

                  (xliv) No Consent. To the best of the Seller's knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Depositor or the Trust or the pledge of the Receivables by the Trust to the Indenture Trustee.

                  (xlv) No Transfer Taxes. The sale, transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, the Issuer or the Indenture Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have been or will be paid by the Seller as due. In the event the Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables, on written demand by the Issuer or the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Issuer or the Indenture Trustee, the Seller shall pay, and otherwise indemnify and hold the Issuer and the Indenture Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee and the Issuer shall have no obligation to pay such Transfer Taxes).

                  (xlvi) Other Receivables. To the best of the Seller's knowledge, neither the Obligor on any Receivable nor any of its affiliates is the obligor on Receivables with an aggregate principal amount representing more than 0.01% of the aggregate Principal Balance of the Receivables as of the Cutoff Date.

                  (xlvii) Aggregate Balance. The aggregate principal balance of the Receivables as of the Cutoff Date is equal to $862,455,978.42.

                  (xlviii) Geographic Distribution. No more than 5.0% of the aggregate principal balance of the Receivables as of the Cutoff Date is attributable to Receivables with Obligors having a billing address in any single State other than Ohio, Pennsylvania, Michigan, Kentucky, Illinois and Tennessee, which represent no more than 42.92%, 13.68%, 11.35%, 8.83%, 8.79% and 7.06%, respectively.

                  (xlix) No Advances. No advances have been made to Obligors in order to meet any representation or warranty herein set forth; provided, however, that Receivables may have had up to three extensions prior to the Cutoff Date, subject to the following: (A) each such extension was made in conformity with the Extension Policy and (B) each extended Receivable satisfies in all material respects all applicable requirements under the Seller's credit and collection policies as of the date of its origination.

                  (l) Amount Financed. At the time each Receivable was originated, the Amount Financed was fully disbursed. There is no requirement for future advances of principal thereunder, and all fees and expenses in connection with the origination of such Receivable have been paid.

                  (li) No Consumer Leases. No Receivable constitutes a "consumer lease" under either (a) the UCC as in effect in the jurisdiction whose law governs the Receivable or (b) the Consumer Leasing Act, 15 U.S.C. 1667.

                                    EXHIBIT B

                Form of Payment Date Statement to Securityholders

National City Bank

         National City Auto Receivables Trust 2004-A Payment Date Statement to Securityholders

Principal Distribution Amount

Class A-1 Notes:                                  ($        per $1,000 original principal balance)

Class A-2 Notes:                                  ($        per $1,000 original principal balance)

Class A-3 Notes:                                  ($        per $1,000 original principal balance)

Class A-4 Notes:                                  ($        per $1,000 original principal balance)

Class B Notes:                                    ($        per $1,000 original principal balance)

Class C Notes:                                    ($        per $1,000 original principal balance)

Interest Distribution Amount

Class A-1 Notes:                                  ($        per $1,000 original principal balance)

Class A-2 Notes:                                  ($        per $1,000 original principal balance)

Class A-3 Notes:                                  ($        per $1,000 original principal balance)

Class A-4 Notes:                                  ($        per $1,000 original principal balance)

Class B Notes:                                    ($        per $1,000 original principal balance)

Class C Notes:                                    ($        per $1,000 original principal balance)

First Priority Principal Distribution Amount      ($        per $1,000 original principal balance)

Second Priority Principal Distribution Amount     ($        per $1,000 original principal balance)

Regular Note Principal Distribution Amount        ($        per $1,000 original principal balance)

Class A-1 Interest Carryover Shortfall            ($        per $1,000 original principal balance)
Class A-2 Interest Carryover Shortfall            ($        per $1,000 original principal balance)
Class A-3 Interest Carryover Shortfall            ($        per $1,000 original principal balance)
Class A-4 Interest Carryover Shortfall            ($        per $1,000 original principal balance)
Class B Interest Carryover Shortfall              ($        per $1,000 original principal balance)
Class C Interest Carryover Shortfall              ($        per $1,000 original principal balance)
Class A-1 Principal Carryover Shortfall           ($        per $1,000 original principal balance)

Class A-2 Principal Carryover Shortfall           ($        per $1,000 original principal balance)
Class A-3 Principal Carryover Shortfall           ($        per $1,000 original principal balance)
Class A-4 Principal Carryover Shortfall           ($        per $1,000 original principal balance)
Class B Principal Carryover Shortfall             ($        per $1,000 original principal balance)
Class C Principal Carryover Shortfall             ($        per $1,000 original principal balance)
Payment Date Payment Shortfall
Reserve Account Withdrawal Shortfall

Note Balance:
  Class A-1 Notes:
  Class A-2 Notes:
  Class A-3 Notes:
  Class A-4 Notes:
  Class B Notes:
  Class C Notes:

Note Pool Factor:
  Class A-1 Notes:
  Class A-2 Notes:
  Class A-3 Notes:
  Class A-4 Notes:
  Class B Notes:
  Class C Notes:

Servicing Fee ($  per $1,000 original principal balance)

Pool Balance

Realized Losses

Liquidated Receivables or Purchased Receivables

Purchase Amounts

Reserve Account Balance

Amount Deposited to Reserve Account

Principal Balance of Receivables that were delinquent:

         30 to 59 days
         60 to 89 days
         90 days or more

Amount Withdrawn from Reserve Account

Mandatory Redemption Amount
         Class A-1 Notes

         Class A-2 Notes
         Class A-3 Notes
         Class A-4 Notes
         Class B Notes

                                    EXHIBIT C

                         FORM OF SERVICER'S CERTIFICATE

                          [To be Provided by Servicer]

                                   EXHIBIT D-1

                                EXTENSION POLICY

1. A loan extension is an acceptable means of bringing a delinquent account into a current status, provided the following criteria are met:

         a.       The account has been in existence for at least six months.

         b. The account has not been previously extended within the last twelve calendar months.

         c. The borrower has shown a renewed willingness and ability to repay.

         d. Extensions are considered to be single events that may extend for multiple payments. Extensions for installment loans should not exceed three payments. Loans secured by first mortgages may have extensions that exceed three payments, but never more than six payments. If the extension exceeds three payments, it should not be granted until the borrower has made at least three consecutive monthly payments. In no event should a borrower be given extensions that would exceed 10 monthly payments over any three year period.

         e. All accounts presented for loan payment extensions should be reviewed by proper levels of management before final action is taken.

         f. The credit file (or notes on the collection system) must be documented for the reason for the extension and confirm the customer's willingness and ability to repay.

         Exceptions to this policy should be well documented and should be limited to situations clearly outside the control of the borrower, such as strikes, major illness to the borrower, or employment in an industry with regular lay offs.

2. Hardship Cases/Workout Programs - special fixed payment arrangements may be made if warranted under the following conditions:

         a.       Special fixed payments cannot result in negative amortization.

         b. Each account with a special fixed payment arrangement must be reviewed every twelve months. Extensions of the special fixed payment plan must be approved by the collection department manager or his/her designate (Supervisor level).

3. The items listed below are exceptions and as such are not considered extensions when they occur.

         a.       Delinquency resulting from a legitimate customer dispute.

         b. Delinquency recycled as a result of an account being past due by an amount that is equal to or less than 5% of the required monthly payment.

         c. Delinquency reconstructed on an account as a result of a dishonored payment (NSF, stopped payment, etc.), which previously cured one or more amount due or past due buckets.

         d. Accounts that are extended due to payment system problems with any consumer counseling service.

                                   EXHIBIT D-2

                            FORM OF DEALER AGREEMENTS

                           [On file with the Trustee]

                                   EXHIBIT D-3

                               FORM OF ASSIGNMENT

                           [On file with the Trustee]

                                    EXHIBIT E

                                   [RESERVED]

                                    EXHIBIT F

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

         1. General. The Sale and Servicing Agreement creates a valid and continuing security interest (as defined in the UCC) in all of the Depositor's right, title and interest in and to the Receivables in favor of the Issuer which, (a) is enforceable upon execution of the Sale and Servicing Agreement against creditors of and purchasers from the Depositor as such enforceability may be limited by applicable Debtor Relief Laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) upon filing of the financing statements described in clause 4 below will be prior to all other Liens (other than Liens permitted pursuant to clause 5 below).

         2. Characterization. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102. The Depositor has taken all steps necessary to perfect its security interest against the Obligor in the Financed Vehicles securing the Receivables.

         3. Creation. Immediately prior to the conveyance of the Receivables pursuant to the Sale and Servicing Agreement, the Depositor owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person.

         4. Perfection. The Depositor has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Issuer under the Sale and Servicing Agreement in the Receivables.

         5. Priority. Other than the security interests granted to the Issuer pursuant to the Sale and Servicing Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables, the Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that includes a description of collateral covering the Receivables other than any financing statement (i) relating to the security interests granted to the Issuer under the Sale and Servicing Agreement, (ii) that has been terminated or (iii) that has been granted pursuant to the terms of the Basic Documents. None of the tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they are pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee.